Exhibit 99.1

1166 Avenue of the Americas
15th Floor
New York, NY 10036
Tel: +1 212 247 1010
www.fticonsulting.com

June 30, 2023

Mr. Evan M. Raine

Chief Financial Officer

Adams Outdoor Advertising

3801 Capital City Blvd.

Lansing, MI 48906

and

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Independent Advisor’s Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressees (the “Specified Users”), with respect to a portfolio of billboard assets in conjunction with the proposed offering of Adams Outdoor Advertising Limited Partnership Secured Billboard Revenue Notes, Series 2023-1 (the “Transaction”). Adams Outdoor Advertising Limited Partnership (the “Issuer” and together with any subsidiaries or affiliates, “Adams” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.

•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.	Comparisons and Recomputations of Certain Billboard Asset Attributes

1.	On May 31, 2023, we were provided by Barclays Capital Inc. (“Barclays”), on behalf of the Company, with a computer-generated data tape of Adams’ billboard assets that were active as of March 31, 2023 (the “Cut-Off Date”) and which contained certain attributes, as delineated in Exhibit I (the “Data Tape”). On June 27, 2023, Barclays on behalf of the Company, provided us with an updated data tape that reflected certain modifications made to the Data Tape which contained certain billboard asset attributes with respect to 10,207 billboard assets (the “Final Data Tape”).

2.	Representatives of the Issuer initially non-statistically selected 100 billboard assets from the Data Tape that were operational as of the Cut-Off Date for FTI’s detailed testing (the “Sample Selection”).

June 30, 2023

3.	For each billboard asset within the Sample Selection, we compared the attributes listed in Exhibit I as per the Data Tape to corresponding documents as identified in Exhibit I, all of which were provided by the Company. The results of our analysis have been summarized in Exhibit II.

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We make no representations as to (i) the accuracy of the information set forth in the Data Tape or the Final Data Tape, (ii) the actual characteristics or existence of the underlying documents or data comprising the billboard assets underlying the Data Tape, or the Final Data Tape (other than with respect to the procedures described herein relating to the Sample Selections) or the conformity of their respective attributes with those assumed for purposes of the procedures described herein, (iii) the existence or ownership of the lease agreements and related documentation, or (iv) whether any of the documents provided to us by representatives of the Issuer are comprehensive and valid instruments. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Issuer’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior written consent. It is not to be circulated, quoted, or otherwise referred to, without our prior consent, for any other purpose, nor is it to be filed with or referred to in whole or in part in any other document.

Yours truly,

June 30, 2023

Exhibit I

Agreed Upon Procedures

A.	Using non-statistical sampling techniques, representatives of the Issuer non-statistically select 50 bulletins, 30 posters, and 20 digital assets from the Data Tape and FTI perform the following procedures:

Data Tape Element	Procedure
Site ID	Compared to Ad Manager computer system
Adams Outdoor Advertising Market	Compared to Ad Manager computer system
Site State	Agree to applicable state permit / ground lease agreement, mortgage, warranty, or easement documentation or Ad Manager computer system
Billboard Asset Type	Compared to Ad Manager computer system, if Custom Bulletin counts as Bulletin
Site Address	Compared to applicable state permit / ground lease agreement, mortgage, warranty or easement documentation
Trailing Twelve Month Static or Digital Revenue	Agree to ‘Faces’ system data pull
Lease Type	Compared to applicable state permit / ground lease agreement, mortgage, warranty or easement documentation
Lease Term	Compared to Ad Manager computer system

June 30, 2023

Exhibit II

Data Tape Testing Summary of Results

Using non-statistical sampling techniques, representatives of the Issuer selected 100 billboard assets from the Data Tape and we tested specific attributes as detailed in Exhibit I included herein.

1.	Site ID (100 Selections Tested)

FTI identified no errors during our testing of the Site ID.

Notes and Consideration: FTI compared the Site ID to the Ad Manager Computer System.

2.	Adams Outdoor Advertising Market (100 Selections Tested)

FTI identified no errors during our testing of the Adams Outdoor Advertising Market.

Notes and Consideration: FTI compared the Adams Outdoor Advertising Market to the Ad Manager Computer System.

3.	Site State (100 Selections Tested)

FTI identified no errors during our testing of the Site State.

Notes and Consideration: FTI agreed the Site State to the applicable state permit / ground lease agreement, mortgage, warranty, easement documentation or Ad Manager Computer System.

4.	Billboard Asset Type (100 Selections Tested)

FTI identified no errors during our testing of the Billboard Asset Type.

Notes and Consideration: FTI compared the Billboard Asset Type to the Ad Manager Computer System. If the Billboard Asset Type was listed as “Custom Bulletin” per the Data Tape, FTI agreed to “Bulletin” in the Ad Manager Computer System.

5.	Site Address (100 Selections Tested)

FTI identified no errors during our testing of the Site Address.

Notes and Consideration: FTI compared the Site Address to the applicable state permit / ground lease agreement, mortgage, warranty or easement documentation.

June 30, 2023

6.	Trailing Twelve Month Static or Digital Revenue (100 Selections Tested)

FTI identified 66 discrepancies during our testing of the Trailing Twelve-Month Static or Digital Revenue.

Notes and Consideration: FTI agreed Trailing Twelve Month Static or Digital Revenue to the ‘Faces’ system data pull. Per Management, the discrepancies were the result of erroneously including an extra day in the original system download for the trailing twelve-month revenue. As these discrepancies were corrected in the Final Data Tape, no exceptions were noted for testing purposes.

7.	Lease Type (100 Selections Tested)

FTI identified no errors during our testing of the Lease Type.

Notes and Consideration: FTI compared Lease Type to the applicable state permit / ground lease agreement, mortgage, warranty or easement documentation.

8.	Lease Term (100 Selections Tested)

FTI identified 10 discrepancies during our testing of the Lease Term.

#	Lease Term per Data Tape	Lease Term per Supporting Documentation	Corrected per Final Data Tape (Yes or No)
1	12/31/2036	12/31/2031	Yes
2	2/28/2022	12/31/2100	Yes
3	6/30/2023	6/30/2026	Yes
4	8/31/2031	3/31/2031	Yes
5	6/30/2034	8/31/2034	Yes
6	6/30/2032	4/30/2032	Yes
7	9/30/2031	9/30/2023	Yes
8	10/31/2023	10/31/2042	Yes
9	12/31/2024	12/31/2023	Yes
10	6/30/2023	6/30/2026	Yes

Notes and Consideration: FTI compared Lease Term to the Ad Manager Computer System. Per Management, the discrepancies listed above were all attributed to database inputting errors. Additionally, for #2 above, the Company exercised a perpetual easement on the property. As such, the Company listed the lease term as 12/31/2100. Since these discrepancies were corrected in the Final Data Tape, no exceptions were noted for testing purposes.